UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

ATLANTIC COASTAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 St Johns Lane, Floor 5 New York, NY	10013
(Address of principal executive offices)	(Zip Code)

(248) 890-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Series A common stock, $0.0001 par value, and one-half of one redeemable warrant	ACABU	The Nasdaq Stock Market LLC
Shares of Series A common stock included as part of the units	ACAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	ACABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, Atlantic Coastal Acquisition Corp. II, a Delaware corporation (“we,” “ACAB” or the “Company”) entered into an agreement in connection with a proposed business combination (the “Business Combination”) with Abpro Corporation, a Delaware Corporation (“Abpro”).

As previously disclosed, on October 18, 2024, the Company’s Registration Statement on Form S-4 (the “Registration Statement”) relating to the Business Combination went effective, and the Company filed the proxy statement/prospectus (the “Proxy Statement/Prospectus”) relating to the Business Combination.

Yorkville Agreement

On October 30, 2024, the Company and Abpro entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (the “Investor”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the SEPA, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Pre-Paid Advances

Subject to the satisfaction of the conditions set forth in the SEPA, the Investor shall advance to the Company the aggregate principal amount of $5,000,000 (the “Pre-Paid Advance”), which shall be evidenced by convertible promissory notes (each a “Promissory Note”), the form of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The first Pre-Paid Advance shall be in a principal amount of $3,000,000 and advanced the first trading day following the closing of the Business Combination, and the second Pre-Paid Advance shall be in a principal amount of $2,000,000 and advanced on the later of (i) the second trading day after the initial registration statement filed pursuant to the Registration Rights Agreement (as defined below) becomes effective and (ii) the second trading day after the required shareholder approval to issue shares of the Company’s common stock in excess of the Exchange Cap has been obtained. At each Pre-Advance Closing, the Investor shall advance to the Company the principal amount of the Pre-Paid Advance, less a discount in an amount equal to 8% of the principal amount of the Pre-Paid Advance netted from the purchase price due and structured as an original issue discount, in immediately available funds to an account designated by the Company in writing, and the Company shall deliver a Promissory Note having a principal amount equal to the full amount of such Pre-Paid Advance, duly executed on behalf of the Company.

Advances

Upon the closing of the Business Combination, the Company has the right, but not the obligation, to issue shares of its common stock pursuant to the SEPA to the Investor (“Advance Shares”, and such issuance and sale, an “Advance”) and the Investor shall subscribe for and purchase from the Company such Advance Shares, through written notice by the Company to the Investor (“Advance Notice”), provided (i) no balance is outstanding under a Promissory Note, or (ii) if there is a balance outstanding under a Promissory Note, an Amortization Event (as defined in the Promissory Note), has occurred in accordance with and subject to the terms of the SEPA. The Company has the discretion to select the number of Advance Shares, not to exceed the Maximum Advance Amount (as defined below), that it desires to issue and sell to the Investor in each Advance Notice. If any amount remains outstanding under any Promissory Note, without the prior written consent of the Investor, the Company may only (other than with respect to a deemed Advance Notice pursuant to an Investor Notice (described below)) submit an Advance Notice (A) if an Amortization Event has occurred and the obligation of the Company to make monthly prepayments under the Promissory Note has not ceased, and (B) the Investor pays the aggregate purchase price owed by the Company from such Advance by offsetting the amount of the Advance Proceeds against an equal amount outstanding under the subject Promissory Note, subject to the terms and conditions of the SEPA.

For as long as there is an outstanding balance under a Promissory Note, the Investor has the right, but not the obligation, by delivery to the Company of Investor Notices (as defined in the SEPA), to cause an Advance Notice to be deemed delivered to the Investor, which triggers the issuance and sale of Advance Shares to the Investor, subject to terms and conditions as specified in the SEPA.

“Maximum Advance Amount” means (A) in respect of each Advance Notice delivered by the Company under the applicable provisions of the SEPA, an amount equal to one hundred percent (100%) of the average of the daily traded amount of its shares of common stock during the five consecutive trading days immediately preceding an Advance Notice, and (B) in respect of each Advance Notice deemed delivered by the Company pursuant to an Investor Notice, the amount selected by the Investor in such Investor Notice, which amount shall not exceed the limitations set forth in Section 3.02 of the SEPA, including, among other things, (i) that all shares of the Company’s common stock beneficially owned by the Investor and its affiliates shall not exceed 4.99% of the then outstanding voting power of the Company or number of shares of the Company’s common stock, (ii) that the aggregate number of shares issued and sold to the Investor by the Company under the SEPA shall not exceed the amount registered in respect of the transaction contemplated by the SEPA under the Registration Statement (as defined below) then in effect and (iii) that the aggregate number of shares of common stock issued pursuant to Pre-Paid Advances (including the aggregation with the issuance of common stock under other Advances) cannot exceed 19.9% of the common stock of the Company outstanding as of the effective date of the SEPA (the “Exchange Cap”). The Exchange Cap shall not be applicable if: (a) the Company’s stockholders have approved the issuance of common stock in excess of the Exchange Cap in accordance with the applicable rules of Nasdaq Stock Market LLC (“Nasdaq”) or (b) the average price of all sales of common stock under the SEPA equals or exceed the lower of (i) the Nasdaq official closing price immediately preceding the effective date of the SEPA; or (ii) the average Nasdaq official closing price for the five trading days immediately preceding the effective date. The SEPA contemplates purchase by the Investor of up to $50 million in aggregate gross purchase price for newly issued shares of the Company common stock.

The purchase price for the Advance Shares shall be the price per Advance Share obtained by multiplying the Market Price (i) by 96% in respect of an Advance Notice delivered by the Company with an Option 1 Pricing Period (defined by reference to VWAP on the trading day the Advance Notice is submitted, starting at 9:00 a.m. New York City time or, if submitted after 9:00 a.m. New York City time, at the time the investor confirms receipt), (ii) 97% in respect of an Advance Notice with an Option 2 Pricing Period (defined by reference to the lowest daily VWAP on three consecutive trading days commencing on the Advance Notice Date), or (iii) in the case of any Advance Notice delivered pursuant to an Investor Notice, equal to the Conversion Price (as defined in the Promissory Note).

Registration Rights Agreement

The Company, Abpro and the Investor also entered into a registration rights agreement (the “Registration Rights Agreement”), dated October 30, 2024, pursuant to which the Company agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the applicable registrable securities under the Registration Rights Agreement, including the Company’s shares of common stock issuable to the Investor under the SEPA. The SEPA, Registration Rights Agreement, and the Promissory Note, and the documents executed in connection therewith, are referred to herein collectively as the “Financing Agreements.”

The foregoing description of the Financing Agreements does not purport to be complete and is qualified in its entirety by the full text of the SEPA, Registration Rights Agreement, and the form of Promissory Note, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and in each case are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In the SEPA, the Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to the Investor in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Supplement to Proxy Statement/Prospectus

This supplemental information should be read in conjunction with the Proxy Statement/Prospectus which should be read in its entirety. Page references in the below disclosures are to pages in the Proxy Statement/Prospectus, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement/Prospectus, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, ACAB makes the following amended and supplemental disclosures.

The following disclosure on page 37 is amended and restated as follows (new text in underline):

…Pursuant to the Subscription Agreements, ACAB agreed that, within 30 calendar days after the consummation of the Business Combination, ACAB will file with the SEC a registration statement registering the resale of the Subscriber Committed Shares (the “PIPE Resale Registration Statement”), and ACAB will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof.

Yorkville Financing

On October 30, 2024, Abpro, ACAB and YA II PN, Ltd (“Yorkville”) entered into a Standby Equity Purchase Agreement (the “SEPA”). Under the SEPA, Yorkville would advance $3 million to the Post-Combination Company following the closing of the Business Combination, and an additional $2 million upon the later of (a) the effectiveness of a resale registration statement covering the sale of shares received by Yorkville under the SEPA and (b) shareholder approval of the issuance of shares to Yorkville under the SEPA, in exchange for a promissory note in connection with such advances (the “Yorkville Note”). Each advance would be made at an 8% original issue discount. The Yorkville Note is due and payable in cash after 12 months (subject to acceleration by amortization events specified in the Yorkville Note), or, at the election of Yorkville, at any time in whole or in part in shares at a price per share calculated in accordance with the Yorkville Note. The Yorkville Note may be redeemed by the Post-Combination Company at any time for cash at a 6% premium under certain conditions specified in the Yorkville Note. Upon repayment of the Yorkville Note, or, if there is an outstanding balance under the Yorkville Note and an amortization event occurs under the Yorkville Note, the Post-Combination Company may cause Yorkville to purchase up to $50,000,000 of the Post-Combination Company’s common stock at a price per share calculated in accordance with the SEPA.

For more information about the SEPA and the Yorkville Note, see the subsection entitled “Yorkville Financing” on page 291.

The following disclosure on page 108 is amended and restated as follows (new text in underline):

…The details of such purchases would be disclosed by ACAB in a Current Report on Form 8-K prior to the Special Meeting, and would be made in compliance with Rule 14e-5 under the Securities Exchange Act of 1934, relying on the Tender Offer Compliance and Disclosure Interpretation 166.01 (March 22, 2022).

The issuance of the Post-Combination Company’s common stock in the Yorkville financing after the completion of the Business Combination could result in substantial dilution, which could materially affect the trading price of the Post-Combination Company’s common stock.

ACAB and Abpro entered into the SEPA with Yorkville in October 2024. The SEPA grants the Post-Combination Company the right, but not the obligation, to require Yorkville to purchase, from time to time, following the consummation of the Business Combination, up to $50,000,000 of newly issued shares of the Post-Combination Company’s common stock. To the extent the Post-Combination Company exercises its right to sell such shares under the SEPA, the Post-Combination Company will need to issue new shares of the Post-Combination Company’s common stock to Yorkville. Although the Post-Combination Company cannot predict the number of shares of the Post-Combination Company’s common stock that would actually be issued in connection with any such sale, such issuances could result in substantial dilution and decreases to the Post-Combination Company’s stock price. In addition, under the terms of the SEPA, Yorkville will receive from the Post-Combination Company the number of shares of the Post-Combination Company’s common stock that would have a market value of $500,000 based on the average daily VWAP of Post-Combination Company’s common stock on the three trading days prior to the 20th trading day following the Closing. Yorkville will have the right to sell such shares, which it may choose to do at any price, and will be able to retain the proceeds of such sales.

The following disclosure on page 291 is amended and restated as follows (new text in underline):

…On August 22, 2024, ACAB and Celltrion entered into an Investor Rights Agreement (the “IRA”) in connection with the Celltrion Subscription Agreement, which, among other things, provides for the designation by Celltrion of a director nominee at the next annual meeting of the surviving company following the successful consummation of the Business Combination.

Yorkville Financing

Standby Equity Purchase Agreement

On October 30, 2024, Abpro, ACAB and Yorkville entered into the SEPA. Upon the closing of the Business Combination, the Post-Combination Company will have the right, provided there is no balance outstanding under any Yorkville Note or, if there is a balance outstanding under a Yorkville Note, with Yorkville’s prior written consent, or upon the occurrence of an Amortization Event (as defined in the Yorkville Note), to issue and sell to Yorkville, and Yorkville shall purchase from the Post-Combination Company, as Advances (as defined in the SEPA) up to $50 million in aggregate gross purchase price of newly issued shares of Post-Combination Company’s common stock by delivering written Advance Notice (as defined in the SEPA) to Yorkville. The purchase price for the Advance Shares (as defined in the SEPA) shall be the price per Advance Share obtained by multiplying the Market Price (as defined in the SEPA) (i) by 96% in respect of an Advance Notice delivered by the Post-Combination Company with an Option 1 Pricing Period (defined by reference to VWAP on the trading day the Advance Notice is submitted, starting at 9:00 a.m. New York City time or, if submitted after 9:00 a.m. New York City time, at the time the investor confirms receipt), (ii) 97% in respect of an Advance Notice with an Option 2 Pricing Period (defined by reference to the lowest daily VWAP on three consecutive trading days commencing on the Advance Notice Date), or (iii) in the case of any Advance Notice delivered pursuant to an Investor Notice (as defined in the SEPA), equal to the Conversion Price (as defined in the Yorkville Note). VWAP means for purposes of the Yorkville financing, for any trading day, the daily volume weighted average price of the Post-Combination Company’s common stock for such trading day on the Nasdaq Stock Market LLC during regular trading hours as reported by Bloomberg L.P. During the commitment period and while any Yorkville Notes are outstanding, Yorkville may also deliver a written Investor Notice to the Post-Combination Company causing an Advance Notice to be deemed delivered to Yorkville.

As consideration for the SEPA, Yorkville will receive from the Post-Combination Company the number of shares of the Post-Combination Company’s common stock that would have a market value of $500,000 based on the average daily VWAP of Post-Combination Company’s common stock on the three trading days prior to the 20th trading day following the Closing. Yorkville shall be entitled to sell such shares at its sole discretion and retain one hundred percent (100%) of the sale proceeds of such shares.

The issuance of the common stock under the SEPA will be subject to certain limitations, including (a) the Ownership Limitation (as defined in the SEPA) that Yorkville may not purchase any common stock that would result in it owning more than 4.99% of the Post-Combination Company’s common stock at any given time and (b) the Exchange Cap (as defined in the SEPA) that the aggregate number of shares of common stock issued pursuant to Pre-Paid Advances and any other Advances cannot exceed 19.99% of the common stock of the Post-Combination Company outstanding as of the effective date of the SEPA. The Exchange Cap shall not be applicable if: (a) the Post-Combination Company’s stockholders have approved the issuance of common stock in excess of the Exchange Cap in accordance with the applicable rules of Nasdaq or (b) the average price of all sales of common stock under the SEPA equals or exceed the lower of (i) the Nasdaq official closing price immediately preceding the effective date of the SEPA; or (ii) the average Nasdaq official closing price for the five trading days immediately preceding the effective date.

Pre-Paid Advance

In connection with the SEPA, and subject to the conditions set forth therein, including the closing of the Business Combination, Yorkville shall make a Pre-Paid Advance of up to $5 million as evidenced by the Yorkville Notes, which is being issued with an 8% original issue discount. Other than up to $500,000, the proceeds from the funding of the Pre-Paid Advance may not be used by the Post-Combination Company to make any payments in respect of related party transactions. Other than up to $2 million, the proceeds from the funding of the Pre-Paid Advance may not be used to pay transaction expenses related to the Business Combination.

The Yorkville Notes for the Pre-Paid Advance will be due 12 months from the date of issuance of the first Yorkville Note, and interest shall accrue on the outstanding balance of the Yorkville Notes at an annual rate equal to 0%, subject to an increase to 18% upon an event of default as described in the Yorkville Notes. The Yorkville Notes shall be convertible by Yorkville into shares of common stock at the Conversion Price. The Conversion Amount of shares issuable upon conversion of any amount of principal being converted shall be determined by dividing (x) such Conversion Amount (as defined in the Yorkville Notes) by (y) the Conversion Price. The Conversion Price is the lower of (a) the Fixed Price of $11.50 (subject to downward adjustment to the average daily VWAP of Post-Combination Company’s common stock on the three trading days prior to the 20th trading day following a Closing in the event such price is lower than the Floor Price (as defined in the Yorkville Note)), or (b) the Variable Price of 94% of the lowest daily VWAP of the common stock on Nasdaq during the five consecutive trading days immediately prior to each date of conversion, but which Variable Price shall not be lower than the Floor Price then in effect. The Floor Price solely with respect to the Variable Price, means the lower of (i) 20% of the closing price per share on the day of issuance of the applicable Yorkville Note per share or (ii) 20% of the closing price on the trading day prior to the registration statement on Form S-1 (or Forms S-3, if eligible) with the SEC covering the resale of the common stock subject to the SEPA being declared effective by the SEC (as defined below), or as reduced in accordance with the terms of the Yorkville Notes. Notwithstanding the foregoing, the Post-Combination Company may reduce the Floor Price to any amounts set forth in a written notice to Yorkville, provided, that such Floor Price shall not be more than 75% of the Nasdaq closing price on the trading day prior to such reduction and such reduction shall be irrevocable and shall not be subject to increase thereafter.

The Post-Combination Company, at its option, shall have the right, but not the obligation, to undertake an Optional Redemption (as defined in the Yorkville Notes) and redeem early a portion or all amounts outstanding under the Yorkville Notes; provided that (i) the Post-Combination Company provides Yorkville with no less than five (5) trading days’ prior written notice of the redemption notice and (ii) on the date the redemption notice is issued, the VWAP of the Post-Combination Company’s common stock is less than the Fixed Price. Each redemption notice shall be irrevocable and shall specify the outstanding balance of the note to be redeemed and the redemption amount. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Post-Combination Company, plus the Redemption Premium (as defined in the Yorkville Note), plus all accrued and unpaid interest. After receipt of the Redemption Notice, Yorkville shall have five (5) trading days to elect to convert all or any portion of the Yorkville Note. On the sixth (6th) trading day after the Redemption Notice, the Post-Combination Company shall deliver to Yorkville the redemption amount with respect to the principal amount redeemed after giving effect to conversions effected during the five (5) trading day period.

Under the terms of the Yorkville Notes, an Amortization Event shall occur on the Amortization Date (as defined in the Yorkville Notes) if (i) as a Floor Price Event (as defined in the Yorkville Notes), the daily VWAP is less than the Floor Price for five trading days during a period of seven consecutive trading days, (ii) as an Exchange Cap Event (as defined in the Yorkville Notes), if the Post-Combination Company has issued in excess of 99% of the Common Stock available under the Exchange Cap, or (iii) as a Registration Event (as defined in the Yorkville Notes), any time after the Effectiveness Deadline (as defined in the Registration Rights Agreement), Yorkville is unable to utilize a Registration Statement to resell Underlying Shares for a period of ten (10) consecutive Trading Days. If an Amortization Event occurs, then the Post-Combination Company will be obligated to make monthly payments of an amount equal to the sum of (i) the Amortization Principal Amount (as defined in the Yorkville Notes) of $1,250,000 of principal in the aggregate among all Yorkville Notes (or the outstanding principal if less than such amount), plus (ii) a payment premium of 5% in respect of such Amortization Principal Amount, and (iii) accrued and unpaid interest hereunder as of each payment date beginning on the 7th trading day after the Amortization Date and continuing on the same day of each successive calendar month to Yorkville pursuant to the terms of the Yorkville Notes. The obligation of the Post-Combination Company to make monthly prepayments shall cease (with respect to any payment that has not yet come due) if any time after the Amortization Date (a) in the case of a Floor Price Event, the Post-Combination Company reduces the Floor Price to an amount that is permissible under the Yorkville Notes or the daily VWAP is greater than the Floor Price for a period of seven consecutive trading days, (b) in the case of an Exchange Cap Event, the date the Post-Combination Company has obtained stockholder approval to increase the number of shares of common stock under the Exchange Cap and/or the Exchange Cap no longer applies, or (c) in the case of a

Registration Event, the condition or event causing the Registration Event has been cured or Yorkville is able to resell the Company Shares issuable upon conversion of the Yorkville Notes without limitations in accordance with Rule 144 under the Securities Act, unless, in any of the foregoing cases, a subsequent Amortization Event occurs.

Yorkville Registration Rights Agreement

In connection with the execution of the SEPA, ACAB and Abpro entered into the Yorkville Registration Rights Agreement with Yorkville on October 30, 2024, pursuant to which the Post-Combination Company agrees to file within 30 calendar days of the date of the Closing, a registration statement on Form S-1 (or Forms S-3, if eligible) with the SEC covering the resale of the common stock subject to the SEPA requested to be included in the Resale Registration Statement, and the Post-Combination Company shall use its best efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but in no event later than (a) the 60th calendar day following the filing of the Resale Registration Statement or (b), the fifth business day following the date on which the Post-Combination Company is notified by the SEC that the Resale Registration Statement will not be or is no longer subject to further review and comments.

Important Information and Where to Find It

In connection with the Business Combination and the transactions contemplated thereby (the “Proposed Transactions”), ACAB has filed a Registration Statement on Form S-4, as amended, with the Securities and Exchange Commission (the “SEC”), which includes the Proxy Statement distributed to holders of ACAB’s common stock in connection with ACAB’s solicitation of proxies for the vote by ACAB’s stockholders with respect to the Proposed Transactions and other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to stockholders in connection with the Proposed Transactions. ACAB has mailed a definitive proxy statement/prospectus to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about ACAB, Abpro and the Proposed Transactions. When available, investors and security holders may obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by ACAB through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Atlantic Coastal Acquisition Corp. II, 6 St Johns Lane, Floor 5 New York, NY 10013.

Participants in the Solicitation

ACAB and Abpro and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of ACAB is set forth in its Annual Report on Form 10-K for the fiscal year ended December 30, 2023 and the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Registration Statement and other relevant materials filed, or to be filed, with the SEC regarding the Proposed Transactions. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe”, “project”, “expect”, “anticipate”, “estimate”, “intend”, “strategy”, “future”, “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” or similar expressions. that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, ACAB’s ability to enter into definitive agreements or consummate a transaction with Abpro; ACAB’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of ACAB’s and Abpro’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ACAB and Abpro. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the outcome of judicial proceedings to which Abpro is, or may become a party; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of ACAB for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of ACAB and Abpro; the amount of redemption requests made by ACAB’s stockholders; the occurrence of events that may give rise to a right of one or both of ACAB and Abpro to terminate the Business Combination Agreement; risks related to the rollout of Abpro’s business and the timing of expected business milestones; the effects of competition on Abpro’s future business; and those factors discussed in ACAB’s Registration Statement on Form S-1 filed with the SEC on January 18, 2022, Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and the Registration Statement under the heading “Risk Factors,” and other documents of ACAB filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither ACAB nor Abpro presently know or that ACAB and Abpro currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ACAB’s and Abpro’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. ACAB and Abpro anticipate that subsequent events and developments will cause their assessments to change. However, while ACAB and Abpro may elect to update these forward-looking statements at some point in the future, ACAB and Abpro specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing ACAB’s or Abpro’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither ACAB nor Abpro gives any assurance that either ACAB or Abpro, or the combined company, will achieve its objectives.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Standby Equity Purchase Agreement dated October 30, 2024, by and among Atlantic Coastal Acquisition Corp. II, Abpro Corporation and YA II PN, Ltd.

10.2	Registration Rights Agreement dated October 30, 2024, by and among Atlantic Coastal Acquisition Corp. II, Abpro Corporation and YA II PN, Ltd.

10.3	Form of Promissory Note.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024

ATLANTIC COASTAL ACQUISITION CORP. II

By:	/s/ Shahraab Ahmad
Shahraab Ahmad
Chief Executive Officer